Prepayments and Other Current Assets, net	12 Months Ended
Dec. 31, 2025
Prepayments and Other Current Assets, net
Prepayments and Other Current Assets, net
4.	Prepayments and Other Current Assets, net

The following is a summary of prepayments and other current assets, net (in thousands):

	December 31,	December 31,
	2024	2025
	RMB	RMB
Prepayment for royalties, revenue sharing cost	2,522,296	2,480,095
Deposits	91,576	1,629,518
Interest receivable	1,934,920	1,265,581
Prepayments of content and marketing cost and other operational expenses	485,587	738,329
Prepayment for deductible value added tax and refundable subsidy	603,670	703,275
Receivable within one year related to disposal of investments	529,051	508,468
Bridge loans in connection with ongoing investments	13,196	79,259
Employee advances	51,652	46,412
Advance to suppliers	40,852	9,344
Others	144,068	198,065
	6,416,868	7,658,346

As of December 31, 2024 and 2025, prepayments for royalties and revenue sharing cost mainly represented prepaid royalties or revenue sharing cost related to game distribution and operations of online games. As of December 31, 2025, deposits mainly represented the prepaid amount related to the purchase of equity securities.

The amount of employee advances listed above included staff housing loan balances of RMB12.1 million and RMB7.3 million repayable within 12 months from December 31, 2024 and 2025 respectively (see Note 10). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2024 and 2025.